As filed with the Securities and Exchange Commission on June 13, 2001

                                                Registration Statement No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ______________________

                                   FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ______________________

                              GENSYM CORPORATION
            (Exact name of registrant as specified in its charter)


               Delaware                                  04-2932756
    (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                   Identification No.)


    52 Second Avenue, Burlington, MA                        01803
(Address of Principal Executive Offices)                  (Zip Code)



                       1995 EMPLOYEE STOCK PURCHASE PLAN
                           (Full Title of the Plan)

                            ______________________

                                Patrick Courtin
                     President and Chief Executive Officer
                              Gensym Corporation
                               52 Second Avenue
                        Burlington, Massachusetts 01803
                                (781) 256-7100
                    (Name and Address of Agent for Service)


                                (781) 256-7100
         (Telephone Number, Including Area Code, of Agent for Service)



                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Proposed            Proposed
                  Title Of                          Amount          Maximum             Maximum
                 Securities                         To Be        Offering Price        Aggregate            Amount of
              To Be Registered                    Registered       Per Share         Offering Price      Registration Fee
Common Stock, $.01 par value per share.......   300,000 shares     $0.74 (1)          $222,000 (1)            $55.50
-----------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee and based upon the average of the high and low sale prices of the Common Stock on the Nasdaq National Market on June 11, 2001 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.

================================================================================

                    STATEMENT OF INCORPORATION BY REFERENCE

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 333-03857) filed by the Registrant on May 16, 1996, the Registration Statement on Form S-8 (File No. 333-53455) filed by the Registrant on May 22, 1998, and the Registration Statement on Form S-8 (File No. 333-38464) filed by the Registrant on June 2, 2000, each relating to the Registrant's 1995 Employee Stock Purchase Plan, with the following exception of Part II, Item 5 thereof, which is amended and restated in its entirety as follows:

Item 5.   Interests of Named Experts and Counsel

          Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Burlington, Commonwealth of Massachusetts, on this 13th day of June, 2001.

                                    GENSYM CORPORATION

                                    By: /s/ Patrick Courtin
                                        -------------------------------------
                                        Patrick Courtin
                                        President and Chief Executive Officer



                       POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers and directors of Gensym Corporation, hereby severally constitute and appoint Patrick Courtin and Jeffrey A. Weber, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Gensym Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                     Title                          Date
         ---------                                     -----                          ----
/s/ Patrick Courtin                  President, Chief Executive Officer and      June 13, 2001
-----------------------------        Director (Principal Executive Officer)
Patrick Courtin

/s/ Jeffrey A. Weber                 Vice President, Finance and Chief           June 13, 2001
-----------------------------        Financial Officer, (Principal Financial
Jeffrey A. Weber                     Officer and Principal Accounting Officer)


/s/ Robert A. Degan                  Director                                    June 13, 2001
-----------------------------
Robert A. Degan


/s/ Barry R. Gorsun                  Director                                    June 6, 2001
-----------------------------
Barry R. Gorsun


/s/ Lowell B. Hawkinson              Director                                    June 13, 2001
-----------------------------
Lowell B. Hawkinson


/s/ Theodore G. Johnson              Director                                    June 13. 2001
-----------------------------
Theodore G. Johnson


-----------------------------        Director                                    _________, 2001
John A. Shane


/s/ Thomas E. Swithenbank            Director                                    June 13, 2001
-----------------------------
Thomas E. Swithenbank

                                 EXHIBIT INDEX

Exhibit
Number                                 Description
------                                 -----------

  4.1     Amended and Restated Certificate of Incorporation of Registrant (1)

  4.2     Amended and Restated By-Laws of the Registrant (1)

  5.1*    Opinion of Hale and Dorr LLP

 23.1*    Consent of Arthur Andersen LLP

 23.2*    Consent of Hale and Dorr LLP (included in Exhibit 5.1)

 24.1* Power of Attorney (included on the signature page to this Registration Statement)

_________
*   Filed herewith.

(1) Incorporated herein by reference from the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.